                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                       FORM 8-K DATED JANUARY 7, 1998




                                                  Commission File Number 1-11758

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,405 $       2,022          19%
 Asset Management                               608           357          70%
 Credit and Transaction Services                719           670           7%
                                        ------------  ------------
 Consolidated net revenues            $       3,732 $       3,049          22%
                                        ============  ============
Net income
 Securities                           $         620 $         305         103%
 Asset Management                               111            60          85%
 Credit and Transaction Services                 79            87          (9%)
                                        ------------  ------------
 Consolidated net income              $         810 $         452          79%
                                        ============  ============
 Preferred stock dividend requirements$          14 $          18         (22%)
                                        ============  ============
 Earnings applicable to common shares $         796 $         434          83%
                                        ============  ============
 Merger and restructuring charges     $           0 $           0          --
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $         796 $         434          83%
                                        ============  ============

Earnings per common share
 Primary                              $        1.33 $        0.75          77%
 Fully diluted                        $        1.30 $        0.73          78%
 Fully diluted, excluding
    merger charges                    $        1.30 $        0.73          78%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.33 $        0.74          80%
Average common shares outstanding
 Primary                                600,038,489   581,408,249
 Fully diluted                          612,255,249   596,193,194
Period end common shares outstanding    594,708,971   573,623,434

Return on common equity                       25.8%         17.6%
Return on common equity excluding
 merger and acquisition charges (1)           26.3%         17.9%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,405 $       2,621          (8%)
 Asset Management                               608           721         (16%)
 Credit and Transaction Services                719           765          (6%)
                                        ------------  ------------
 Consolidated net revenues            $       3,732 $       4,107          (9%)
                                        ============  ============
Net income
 Securities                           $         620 $         359          73%
 Asset Management                               111           185         (40%)
 Credit and Transaction Services                 79           134         (41%)
                                        ------------  ------------
 Consolidated net income              $         810 $         678          19%
                                        ============  ============
 Preferred stock dividend requirements$          14 $          15          (7%)
                                        ============  ============
 Earnings applicable to common shares $         796 $         663          20%
                                        ============  ============
 Merger and restructuring charges     $           0 $           0          --
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $         796 $         663          20%
                                        ============  ============

Earnings per common share
 Primary                              $        1.33 $        1.11          20%
 Fully diluted                        $        1.30 $        1.09          19%
 Fully diluted, excluding
    merger charges                    $        1.30 $        1.09          19%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.33 $        1.12          19%
Average common shares outstanding
 Primary                                600,038,489   597,921,853
 Fully diluted                          612,255,249   610,187,894
Period end common shares outstanding    594,708,971   591,895,690

Return on common equity                       25.8%         22.8%
Return on common equity excluding
 merger and acquisition charges (1)           26.3%         23.4%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       9,390 $       7,887          19%
 Asset Management                             2,476         1,325          87%
 Credit and Transaction Services              2,967         2,742           8%
                                        ------------  ------------
 Consolidated net revenues            $      14,833 $      11,954          24%
                                        ============  ============
Net income
 Securities                           $       1,650 $       1,267          30%
 Asset Management                               531           275          93%
 Credit and Transaction Services                468           421          11%
                                        ------------  ------------
 Consolidated net income              $       2,649 $       1,963          35%
                                        ============  ============
 Preferred stock dividend requirements$          66 $          66          --
                                        ============  ============
 Earnings applicable to common shares $       2,583 $       1,897          36%
                                        ============  ============
 Merger and restructuring charges     $          63 $           0           *
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $       2,520 $       1,897          33%
                                        ============  ============

Earnings per common share
 Primary                              $        4.25 $        3.22          32%
 Fully diluted                        $        4.15 $        3.14          32%
 Fully diluted, excluding
    merger charges                    $        4.25 $        3.14          35%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        4.37 $        3.18          37%
Average common shares outstanding
 Primary                                594,182,885   589,965,774
 Fully diluted                          609,043,924   605,992,974
Period end common shares outstanding    594,708,971   573,623,434

Return on common equity                       22.0%         19.9%
Return on common equity excluding
 merger and acquisition charges (1)           23.2%         20.2%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $         773 $         638          21%
Principal transactions:
 Trading                                        822           622          32%
 Investments                                     65            26         150%
Commissions                                     553           440          26%
Fees:
 Asset mgmt, distribution & admin               652           474          38%
 Merchant and cardmember                        411           413          --
 Servicing                                      180           208         (13%)
Interest and dividends                        3,447         2,599          33%
Other                                            36            34           6%
                                        ------------  ------------
 Total revenues                       $       6,939 $       5,454          27%
Interest expense                              2,854         2,013          42%
Provision for consumer loan losses              353           392         (10%)
                                        ------------  ------------
 Net revenues                         $       3,732 $       3,049          22%
                                        ------------  ------------
Compensation and benefits                     1,175         1,310         (10%)
Occupancy and equipment                         137           130           5%
Brokerage, clearing and exchange fees           122            85          44%
Info processing and communications              294           269           9%
Marketing and business development              324           278          17%
Professional services                           132           105          26%
Other                                           191           168          14%
                                        ------------  ------------
 Total non-interest expenses          $       2,375 $       2,345           1%
                                        ------------  ------------
Income before income taxes                    1,357           704          93%
Income tax expense                              547           252         117%
                                        ------------  ------------
Net income before merger charges      $         810 $         452          79%
                                        ============  ============
Preferred stock dividend requirements $          14 $          18         (22%)
                                        ============  ============
Earnings applicable to common shares  $         796 $         434          83%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0          --
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $         796 $         434          83%
                                        ============  ============

Earnings per common share:
 Primary                              $        1.33 $        0.75          77%
 Fully diluted                        $        1.30 $        0.73          78%
 Fully diluted, excluding
    merger charges                    $        1.30 $        0.73          78%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.33 $        0.74          80%
Average common shares outstanding:
 Primary                                600,038,489   581,408,249
 Fully diluted                          612,255,249   596,193,194

Return on common equity                       25.8%         17.6%
Return on common equity excluding
 merger and acquisition charges (1)           26.3%         17.9%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         773 $         818          (6%)
Principal transactions:
 Trading                                        822           778           6%
 Investments                                     65           206         (68%)
Commissions                                     553           559          (1%)
Fees:
 Asset mgmt, distribution & admin               652           656          (1%)
 Merchant and cardmember                        411           433          (5%)
 Servicing                                      180           196          (8%)
Interest and dividends                        3,447         3,570          (3%)
Other                                            36            41         (12%)
                                        ------------  ------------
 Total revenues                       $       6,939 $       7,257          (4%)
Interest expense                              2,854         2,765           3%
Provision for consumer loan losses              353           385          (8%)
                                        ------------  ------------
 Net revenues                         $       3,732 $       4,107          (9%)
                                        ------------  ------------
Compensation and benefits                     1,175         1,849         (36%)
Occupancy and equipment                         137           134           2%
Brokerage, clearing and exchange fees           122           130          (6%)
Info processing and communications              294           249          18%
Marketing and business development              324           293          11%
Professional services                           132           127           4%
Other                                           191           219         (13%)
                                        ------------  ------------
 Total non-interest expenses          $       2,375 $       3,001         (21%)
                                        ------------  ------------
Income before income taxes                    1,357         1,106          23%
Income tax expense                              547           428          28%
                                        ------------  ------------
Net income before merger charges      $         810 $         678          19%
                                        ============  ============
Preferred stock dividend requirements $          14 $          15          (7%)
                                        ============  ============
Earnings applicable to common shares  $         796 $         663          20%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0          --
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $         796 $         663          20%
                                        ============  ============

Earnings per common share:
 Primary                              $        1.33 $        1.11          20%
 Fully diluted                        $        1.30 $        1.09          19%
 Fully diluted, excluding
    merger charges                    $        1.30 $        1.09          19%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.33 $        1.12          19%
Average common shares outstanding:
 Primary                                600,038,489   597,921,853
 Fully diluted                          612,255,249   610,187,894

Return on common equity                       25.8%         22.8%
Return on common equity excluding
 merger and acquisition charges (1)           26.3%         23.4%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $       2,694 $       2,186          23%
Principal transactions:
 Trading                                      3,191         2,659          20%
 Investments                                    463            86         438%
Commissions                                   2,086         1,768          18%
Fees:
 Asset mgmt, distribution & admin             2,505         1,717          46%
 Merchant and cardmember                      1,704         1,463          16%
 Servicing                                      762           793          (4%)
Interest and dividends                       13,583        11,278          20%
Other                                           144           128          13%
                                        ------------  ------------
 Total revenues                       $      27,132 $      22,078          23%
Interest expense                             10,806         8,940          21%
Provision for consumer loan losses            1,493         1,184          26%
                                        ------------  ------------
 Net revenues                         $      14,833 $      11,954          24%
                                        ------------  ------------
Compensation and benefits                     6,019         5,052          19%
Occupancy and equipment                         526           491           7%
Brokerage, clearing and exchange fees           460           316          46%
Info processing and communications            1,080           985          10%
Marketing and business development            1,179         1,008          17%
Professional services                           451           331          36%
Other                                           770           681          13%
                                        ------------  ------------
 Total non-interest expenses          $      10,485 $       8,864          18%
                                        ------------  ------------
Income before income taxes                    4,348         3,090          41%
Income tax expense                            1,699         1,127          51%
                                        ------------  ------------
Net income before merger charges      $       2,649 $       1,963          35%
                                        ============  ============
Preferred stock dividend requirements $          66 $          66          --
                                        ============  ============
Earnings applicable to common shares  $       2,583 $       1,897          36%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $          63 $           0           *
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $       2,520 $       1,897          33%
                                        ============  ============

Earnings per common share:
 Primary                              $        4.25 $        3.22          32%
 Fully diluted                        $        4.15 $        3.14          32%
 Fully diluted, excluding
    merger charges                    $        4.25 $        3.14          35%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        4.37 $        3.18          37%
Average common shares outstanding:
 Primary                                594,182,885   589,965,774
 Fully diluted                          609,043,924   605,992,974

Return on common equity                       22.0%         19.9%
Return on common equity excluding
 merger and acquisition charges (1)           23.2%         20.2%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $         773 $         638          21%
Principal transactions:
 Trading                                        822           622          32%
 Investments                                     65            26         150%
Commissions                                     544           440          24%
Asset mgmt, distribution & admin fees           652           474          38%
Interest and dividends                        2,679         1,899          41%
Other                                            32            33          (3%)
                                        ------------  ------------
 Total revenues                       $       5,567 $       4,132          35%
Interest expense                              2,554         1,753          46%
                                        ------------  ------------
 Net revenues                         $       3,013 $       2,379          27%
                                        ------------  ------------

Compensation and benefits                     1,038         1,186         (12%)
Occupancy and equipment                         119           113           5%
Brokerage, clearing and exchange fees           118            85          39%
Info processing and communications              170           143          19%
Marketing and business development               96            94           2%
Professional services                           117            89          31%
Other                                           125           104          20%
                                        ------------  ------------
 Total non-interest expenses          $       1,783 $       1,814          (2%)
                                        ------------  ------------
Income before income taxes                    1,230           565         118%
Income tax expense                              499           200         150%
                                        ------------  ------------
Net income                            $         731 $         365         100%
                                        ============  ============

Comp & benefits as a % of net revenues          34%           50%
Non-comp exps as a % of net revenues            25%           26%
Profit margin (1)                               24%           15%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         773 $         818          (6%)
Principal transactions:
 Trading                                        822           778           6%
 Investments                                     65           206         (68%)
Commissions                                     544           550          (1%)
Asset mgmt, distribution & admin fees           652           656          (1%)
Interest and dividends                        2,679         2,758          (3%)
Other                                            32            38         (16%)
                                        ------------  ------------
 Total revenues                       $       5,567 $       5,804          (4%)
Interest expense                              2,554         2,462           4%
                                        ------------  ------------
 Net revenues                         $       3,013 $       3,342         (10%)
                                        ------------  ------------

Compensation and benefits                     1,038         1,713         (39%)
Occupancy and equipment                         119           118           1%
Brokerage, clearing and exchange fees           118           126          (6%)
Info processing and communications              170           141          21%
Marketing and business development               96           101          (5%)
Professional services                           117           103          14%
Other                                           125           146         (14%)
                                        ------------  ------------
 Total non-interest expenses          $       1,783 $       2,448         (27%)
                                        ------------  ------------
Income before income taxes                    1,230           894          38%
Income tax expense                              499           350          43%
                                        ------------  ------------
Net income                            $         731 $         544          34%
                                        ============  ============

Comp & benefits as a % of net revenues          34%           51%
Non-comp exps as a % of net revenues            25%           22%
Profit margin (1)                               24%           16%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $       2,694 $       2,186          23%
Principal transactions:
 Trading                                      3,191         2,659          20%
 Investments                                    463            86         438%
Commissions                                   2,059         1,768          16%
Asset mgmt, distribution & admin fees         2,505         1,717          46%
Interest and dividends                       10,455         8,580          22%
Other                                           132           125           6%
                                        ------------  ------------
 Total revenues                       $      21,499 $      17,121          26%
Interest expense                              9,633         7,909          22%
                                        ------------  ------------
 Net revenues                         $      11,866 $       9,212          29%
                                        ------------  ------------

Compensation and benefits                     5,475         4,569          20%
Occupancy and equipment                         462           432           7%
Brokerage, clearing and exchange fees           448           316          42%
Info processing and communications              602           512          18%
Marketing and business development              393           296          33%
Professional services                           378           280          35%
Other                                           511           390          31%
                                        ------------  ------------
 Total non-interest expenses          $       8,269 $       6,795          22%
                                        ------------  ------------
Income before income taxes                    3,597         2,417          49%
Income tax expense                            1,416           875          62%
                                        ------------  ------------
Net income                            $       2,181 $       1,542          41%
                                        ============  ============

Comp & benefits as a % of net revenues          46%           50%
Non-comp exps as a % of net revenues            24%           24%
Profit margin (1)                               18%           17%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         411 $         413          --
 Servicing                                      180           208         (13%)
Commissions                                       9             0           *
Other                                             4             1         300%
                                        ------------  ------------
 Total non-interest revenues          $         604 $         622          (3%)

Interest revenue                                768           700          10%
Interest expense                                300           260          15%
                                        ------------  ------------
 Net interest income                            468           440           6%

Provision for consumer loan losses              353           392         (10%)
                                        ------------  ------------
 Net credit income                              115            48         140%

                                        ------------  ------------
 Net revenues                         $         719 $         670           7%
                                        ------------  ------------

Compensation and benefits                       137           124          10%
Occupancy and equipment                          18            17           6%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              124           126          (2%)
Marketing and business development              228           184          24%
Professional services                            15            16          (6%)
Other                                            66            64           3%
                                        ------------  ------------
 Total non-interest expenses          $         592 $         531          11%
                                        ------------  ------------

Income before income taxes                      127           139          (9%)
Income tax expense                               48            52          (8%)
                                        ------------  ------------
Net income                            $          79 $          87          (9%)
                                        ============  ============

Comp & benefits as a % of net revenues          19%           19%
Non-comp exps as a % of net revenues            63%           61%
Profit margin (1)                               11%           13%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         411 $         433          (5%)
 Servicing                                      180           196          (8%)
Commissions                                       9             9          --
Other                                             4             3          33%
                                        ------------  ------------
 Total non-interest revenues          $         604 $         641          (6%)

Interest revenue                                768           812          (5%)
Interest expense                                300           303          (1%)
                                        ------------  ------------
 Net interest income                            468           509          (8%)

Provision for consumer loan losses              353           385          (8%)
                                        ------------  ------------
 Net credit income                              115           124          (7%)

                                        ------------  ------------
 Net revenues                         $         719 $         765          (6%)
                                        ------------  ------------

Compensation and benefits                       137           136           1%
Occupancy and equipment                          18            16          13%
Brokerage, clearing and exchange fees             4             4          --
Info processing and communications              124           108          15%
Marketing and business development              228           192          19%
Professional services                            15            24         (38%)
Other                                            66            73         (10%)
                                        ------------  ------------
 Total non-interest expenses          $         592 $         553           7%
                                        ------------  ------------

Income before income taxes                      127           212         (40%)
Income tax expense                               48            78         (38%)
                                        ------------  ------------
Net income                            $          79 $         134         (41%)
                                        ============  ============

Comp & benefits as a % of net revenues          19%           18%
Non-comp exps as a % of net revenues            63%           55%
Profit margin (1)                               11%           18%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $       1,704 $       1,463          16%
 Servicing                                      762           793          (4%)
Commissions                                      27             0           *
Other                                            12             3         300%
                                        ------------  ------------
 Total non-interest revenues          $       2,505 $       2,259          11%

Interest revenue                              3,128         2,698          16%
Interest expense                              1,173         1,031          14%
                                        ------------  ------------
 Net interest income                          1,955         1,667          17%

Provision for consumer loan losses            1,493         1,184          26%
                                        ------------  ------------
 Net credit income                              462           483          (4%)

                                        ------------  ------------
 Net revenues                         $       2,967 $       2,742           8%
                                        ------------  ------------

Compensation and benefits                       544           483          13%
Occupancy and equipment                          64            59           8%
Brokerage, clearing and exchange fees            12             0           *
Info processing and communications              478           473           1%
Marketing and business development              786           712          10%
Professional services                            73            51          43%
Other                                           259           291         (11%)
                                        ------------  ------------
 Total non-interest expenses          $       2,216 $       2,069           7%
                                        ------------  ------------

Income before income taxes                      751           673          12%
Income tax expense                              283           252          12%
                                        ------------  ------------
Net income                            $         468 $         421          11%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           18%
Non-comp exps as a % of net revenues            56%           58%
Profit margin (1)                               16%           15%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         522 $         510           2%
 Servicing                                        0             0          --
Commissions                                       9             0           *
Other                                             1             0           *
                                        ------------  ------------
 Total non-interest revenues          $         532 $         510           4%

Interest revenue                              1,340         1,221          10%
Interest expense                                518           463          12%
                                        ------------  ------------
 Net interest income                            822           758           8%

Provision for consumer loan losses              635           598           6%
                                        ------------  ------------
 Net credit income                              187           160          17%
                                        ------------  ------------
 Net revenues                         $         719 $         670           7%
                                        ------------  ------------

Compensation and benefits                       137           124          10%
Occupancy and equipment                          18            17           6%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              124           126          (2%)
Marketing and business development              228           184          24%
Professional services                            15            16          (6%)
Other                                            66            64           3%
                                        ------------  ------------
 Total non-interest expenses          $         592 $         531          11%
                                        ------------  ------------

Income before income taxes                      127           139          (9%)
Income tax expense                               48            52          (8%)
                                        ------------  ------------
Net income                            $          79 $          87          (9%)
                                        ============  ============

Comp & benefits as a % of net revenues          19%           19%
Non-comp exps as a % of net revenues            63%           61%
Profit margin (1)                               11%           13%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         522 $         542          (4%)
 Servicing                                        0             0          --
Commissions                                       9             9          --
Other                                             1             4         (75%)
                                        ------------  ------------
 Total non-interest revenues          $         532 $         555          (4%)

Interest revenue                              1,340         1,322           1%
Interest expense                                518           507           2%
                                        ------------  ------------
 Net interest income                            822           815           1%

Provision for consumer loan losses              635           605           5%
                                        ------------  ------------
 Net credit income                              187           210         (11%)
                                        ------------  ------------
 Net revenues                         $         719 $         765          (6%)
                                        ------------  ------------

Compensation and benefits                       137           136           1%
Occupancy and equipment                          18            16          13%
Brokerage, clearing and exchange fees             4             4          --
Info processing and communications              124           108          15%
Marketing and business development              228           192          19%
Professional services                            15            24         (38%)
Other                                            66            73         (10%)
                                        ------------  ------------
 Total non-interest expenses          $         592 $         553           7%
                                        ------------  ------------

Income before income taxes                      127           212         (40%)
Income tax expense                               48            78         (38%)
                                        ------------  ------------
Net income                            $          79 $         134         (41%)
                                        ============  ============

Comp & benefits as a % of net revenues          19%           18%
Non-comp exps as a % of net revenues            63%           53%
Profit margin (1)                               11%           18%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $       2,140 $       1,747          22%
 Servicing                                        0             0          --
Commissions                                      27             0           *
Other                                            10             2         400%
                                        ------------  ------------
 Total non-interest revenues          $       2,177 $       1,749          24%

Interest revenue                              5,246         4,685          12%
Interest expense                              2,002         1,811          11%
                                        ------------  ------------
 Net interest income                          3,244         2,874          13%

Provision for consumer loan losses            2,454         1,881          30%
                                        ------------  ------------
 Net credit income                              790           993         (20%)
                                        ------------  ------------
 Net revenues                         $       2,967 $       2,742           8%
                                        ------------  ------------

Compensation and benefits                       544           483          13%
Occupancy and equipment                          64            59           8%
Brokerage, clearing and exchange fees            12             0           *
Info processing and communications              478           473           1%
Marketing and business development              786           712          10%
Professional services                            73            51          43%
Other                                           259           291         (11%)
                                        ------------  ------------
 Total non-interest expenses          $       2,216 $       2,069           7%
                                        ------------  ------------

Income before income taxes                      751           673          12%
Income tax expense                              283           252          12%
                                        ------------  ------------
Net income                            $         468 $         421          11%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           18%
Non-comp exps as a % of net revenues            56%           58%
Profit margin (1)                               16%           15%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                            11/30/97       8/31/97      5/31/97
                                        ------------  ------------ ------------
Investment banking                    $         773 $         818 $        581
Principal transactions:
 Trading                                        822           778          722
 Investments                                     65           206          136
Commissions                                     553           559          484
Fees:
 Asset mgmt, distribution & admin               652           656          610
 Merchant and cardmember                        411           433          424
 Servicing                                      180           196          186
Interest and dividends                        3,447         3,570        3,197
Other                                            36            41           36
                                        ------------  ------------ ------------
 Total revenues                       $       6,939 $       7,257 $      6,376
Interest expense                              2,854         2,765        2,478
Provision for consumer loan losses              353           385          378
                                        ------------  ------------ ------------
 Net revenues                         $       3,732 $       4,107 $      3,520
                                        ------------  ------------ ------------
Compensation and benefits                     1,175         1,849        1,505
Occupancy and equipment                         137           134          127
Brokerage, clearing and exchange fees           122           130          113
Info processing and communications              294           249          267
Marketing and business development              324           293          274
Professional services                           132           127           99
Other                                           191           219          178
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,375 $       3,001 $      2,563
                                        ------------  ------------ ------------
Income before income taxes                    1,357         1,106          957
Income tax expense                              547           428          367
                                        ------------  ------------ ------------
Net income before merger charges      $         810 $         678 $        590
                                        ============  ============ ============
Preferred stock dividend requirements $          14 $          15 $         18
                                        ============  ============ ============
Earnings applicable to common shares  $         796 $         663 $        572
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0 $         63
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         796 $         663 $        509
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             2/28/97      11/30/96      8/31/96
                                        ------------  ------------ ------------
Investment banking                    $         522 $         638 $        486
Principal transactions:
 Trading                                        869           622          534
 Investments                                     56            26           29
Commissions                                     490           440          417
Fees:
 Asset mgmt, distribution & admin               587           474          423
 Merchant and cardmember                        436           413          366
 Servicing                                      200           208          207
Interest and dividends                        3,369         2,599        3,035
Other                                            31            34           29
                                        ------------  ------------ ------------
 Total revenues                       $       6,560 $       5,454 $      5,526
Interest expense                              2,709         2,013        2,412
Provision for consumer loan losses              377           392          307
                                        ------------  ------------ ------------
 Net revenues                         $       3,474 $       3,049 $      2,807
                                        ------------  ------------ ------------
Compensation and benefits                     1,490         1,310        1,170
Occupancy and equipment                         128           130          122
Brokerage, clearing and exchange fees            95            85           76
Info processing and communications              270           269          247
Marketing and business development              288           278          247
Professional services                            93           105           84
Other                                           182           168          165
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,546 $       2,345 $      2,111
                                        ------------  ------------ ------------
Income before income taxes                      928           704          696
Income tax expense                              357           252          246
                                        ------------  ------------ ------------
Net income before merger charges      $         571 $         452 $        450
                                        ============  ============ ============
Preferred stock dividend requirements $          19 $          18 $         15
                                        ============  ============ ============
Earnings applicable to common shares  $         552 $         434 $        435
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0 $          0
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         552 $         434 $        435
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             5/31/96       2/29/96     11/30/95
                                        ------------  ------------ ------------
Investment banking                    $         604 $         458 $        551
Principal transactions:
 Trading                                        680           823          330
 Investments                                     38            (7)          39
Commissions                                     463           448          414
Fees:
 Asset mgmt, distribution & admin               430           390          350
 Merchant and cardmember                        354           330          306
 Servicing                                      182           196          173
Interest and dividends                        2,830         2,814        2,562
Other                                            37            28           21
                                        ------------  ------------ ------------
 Total revenues                       $       5,618 $       5,480 $      4,746
Interest expense                              2,251         2,264        1,917
Provision for consumer loan losses              238           247          256
                                        ------------  ------------ ------------
 Net revenues                         $       3,129 $       2,969 $      2,573
                                        ------------  ------------ ------------
Compensation and benefits                     1,314         1,258        1,110
Occupancy and equipment                         119           120          116
Brokerage, clearing and exchange fees            78            77           72
Info processing and communications              241           228          241
Marketing and business development              247           236          255
Professional services                            73            69           60
Other                                           167           181          170
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,239 $       2,169 $      2,024
                                        ------------  ------------ ------------
Income before income taxes                      890           800          549
Income tax expense                              322           307          194
                                        ------------  ------------ ------------
Net income before merger charges      $         568 $         493 $        355
                                        ============  ============ ============
Preferred stock dividend requirements $          17 $          16 $         16
                                        ============  ============ ============
Earnings applicable to common shares  $         551 $         477 $        339
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0 $          0
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         551 $         477 $        339
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             8/31/95
                                        ------------
Investment banking                    $         398
Principal transactions:
 Trading                                        478
 Investments                                     69
Commissions                                     395
Fees:
 Asset mgmt, distribution & admin               347
 Merchant and cardmember                        283
 Servicing                                      178
Interest and dividends                        2,742
Other                                            24
                                        ------------
 Total revenues                       $       4,914
Interest expense                              2,131
Provision for consumer loan losses              166
                                        ------------
 Net revenues                         $       2,617
                                        ------------
Compensation and benefits                     1,084
Occupancy and equipment                         116
Brokerage, clearing and exchange fees            73
Info processing and communications              219
Marketing and business development              215
Professional services                            58
Other                                           171
                                        ------------
 Total non-interest expenses          $       1,936
                                        ------------
Income before income taxes                      681
Income tax expense                              237
                                        ------------
Net income before merger charges      $         444
                                        ============
Preferred stock dividend requirements $          17
                                        ============
Earnings applicable to common shares  $         427
                                        ============
Merger and restructuring charges,
 net of taxes                         $           0
                                        ============
Earnings applicable to common shares
 after merger charges                 $         427
                                        ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                            11/30/97       8/31/97      5/31/97
                                        ------------  ------------ ------------
Investment banking                    $         773 $         818 $        581
Principal transactions:
 Trading                                        822           778          722
 Investments                                     65           206          136
Commissions                                     544           550          476
Asset mgmt, distribution & admin fees           652           656          610
Interest and dividends                        2,679         2,758        2,416
Other                                            32            38           33
                                        ------------  ------------ ------------
 Total revenues                       $       5,567 $       5,804 $      4,974
Interest expense                              2,554         2,462        2,191
                                        ------------  ------------ ------------
 Net revenues                         $       3,013 $       3,342 $      2,783
                                        ------------  ------------ ------------

Compensation and benefits                     1,038         1,713        1,369
Occupancy and equipment                         119           118          112
Brokerage, clearing and exchange fees           118           126          109
Info processing and communications              170           141          149
Marketing and business development               96           101          100
Professional services                           117           103           83
Other                                           125           146          114
                                        ------------  ------------ ------------
 Total non-interest expenses          $       1,783 $       2,448 $      2,036
                                        ------------  ------------ ------------
Income before income taxes                    1,230           894          747
Income tax expense                              499           350          286
                                        ------------  ------------ ------------
Net income                            $         731 $         544 $        461
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             2/28/97      11/30/96      8/31/96
                                        ------------  ------------ ------------
Investment banking                    $         522 $         638 $        486
Principal transactions:
 Trading                                        869           622          534
 Investments                                     56            26           29
Commissions                                     489           440          417
Asset mgmt, distribution & admin fees           587           474          423
Interest and dividends                        2,602         1,899        2,359
Other                                            29            33           28
                                        ------------  ------------ ------------
 Total revenues                       $       5,154 $       4,132 $      4,276
Interest expense                              2,426         1,753        2,160
                                        ------------  ------------ ------------
 Net revenues                         $       2,728 $       2,379 $      2,116
                                        ------------  ------------ ------------

Compensation and benefits                     1,355         1,186        1,051
Occupancy and equipment                         113           113          108
Brokerage, clearing and exchange fees            95            85           76
Info processing and communications              142           143          124
Marketing and business development               96            94           63
Professional services                            75            89           71
Other                                           126           104           93
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,002 $       1,814 $      1,586
                                        ------------  ------------ ------------
Income before income taxes                      726           565          530
Income tax expense                              281           200          184
                                        ------------  ------------ ------------
Net income                            $         445 $         365 $        346
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             5/31/96       2/29/96     11/30/95
                                        ------------  ------------ ------------
Investment banking                    $         604 $         458 $        551
Principal transactions:
 Trading                                        680           823          330
 Investments                                     38            (7)          39
Commissions                                     463           448          414
Asset mgmt, distribution & admin fees           430           390          350
Interest and dividends                        2,167         2,155        1,943
Other                                            36            28           22
                                        ------------  ------------ ------------
 Total revenues                       $       4,418 $       4,295 $      3,649
Interest expense                              2,004         1,992        1,677
                                        ------------  ------------ ------------
 Net revenues                         $       2,414 $       2,303 $      1,972
                                        ------------  ------------ ------------

Compensation and benefits                     1,195         1,137          999
Occupancy and equipment                         105           106          103
Brokerage, clearing and exchange fees            78            77           72
Info processing and communications              126           119          126
Marketing and business development               74            65           50
Professional services                            65            55           48
Other                                            84           109          103
                                        ------------  ------------ ------------
 Total non-interest expenses          $       1,727 $       1,668 $      1,501
                                        ------------  ------------ ------------
Income before income taxes                      687           635          471
Income tax expense                              248           243          164
                                        ------------  ------------ ------------
Net income                            $         439 $         392 $        307
                                        ============  ============ ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             8/31/95
                                        ------------
Investment banking                    $         398
Principal transactions:
 Trading                                        478
 Investments                                     69
Commissions                                     395
Asset mgmt, distribution & admin fees           347
Interest and dividends                        2,134
Other                                            23
                                        ------------
 Total revenues                       $       3,844
Interest expense                              1,902
                                        ------------
 Net revenues                         $       1,942
                                        ------------

Compensation and benefits                       979
Occupancy and equipment                         104
Brokerage, clearing and exchange fees            73
Info processing and communications              113
Marketing and business development               50
Professional services                            47
Other                                            99
                                        ------------
 Total non-interest expenses          $       1,465
                                        ------------
Income before income taxes                      477
Income tax expense                              161
                                        ------------
Net income                            $         316
                                        ============
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                            11/30/97       8/31/97      5/31/97
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         522 $         542 $        528
 Servicing                                        0             0            0
Commissions                                       9             9            8
Other                                             1             4            4
                                        ------------  ------------ ------------
 Total non-interest revenues          $         532 $         555 $        540

Interest revenue                              1,340         1,322        1,299
Interest expense                                518           507          491
                                        ------------  ------------ ------------
 Net interest income                            822           815          808

Provision for consumer loan losses              635           605          611
                                        ------------  ------------ ------------
 Net credit income                              187           210          197
                                        ------------  ------------ ------------
 Net revenues                         $         719 $         765 $        737
                                        ------------  ------------ ------------

Compensation and benefits                       137           136          136
Occupancy and equipment                          18            16           15
Brokerage, clearing and exchange fees             4             4            4
Info processing and communications              124           108          118
Marketing and business development              228           192          174
Professional services                            15            24           16
Other                                            66            73           64
                                        ------------  ------------ ------------
 Total non-interest expenses          $         592 $         553 $        527
                                        ------------  ------------ ------------

Income before income taxes                      127           212          210
Income tax expense                               48            78           81
                                        ------------  ------------ ------------
Net income                            $          79 $         134 $        129
                                        ============  ============ ============

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                             2/28/97      11/30/96      8/31/96
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         548 $         510 $        446
 Servicing                                        0             0            0
Commissions                                       1             0            0
Other                                             1             0            0
                                        ------------  ------------ ------------
 Total non-interest revenues          $         550 $         510 $        446

Interest revenue                              1,285         1,221        1,187
Interest expense                                486           463          455
                                        ------------  ------------ ------------
 Net interest income                            799           758          732

Provision for consumer loan losses              603           598          487
                                        ------------  ------------ ------------
 Net credit income                              196           160          245
                                        ------------  ------------ ------------
 Net revenues                         $         746 $         670 $        691
                                        ------------  ------------ ------------

Compensation and benefits                       135           124          119
Occupancy and equipment                          15            17           14
Brokerage, clearing and exchange fees             0             0            0
Info processing and communications              128           126          123
Marketing and business development              192           184          184
Professional services                            18            16           13
Other                                            56            64           72
                                        ------------  ------------ ------------
 Total non-interest expenses          $         544 $         531 $        525
                                        ------------  ------------ ------------

Income before income taxes                      202           139          166
Income tax expense                               76            52           62
                                        ------------  ------------ ------------
Net income                            $         126 $          87 $        104
                                        ============  ============ ============

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                             5/31/96       2/29/96     11/30/95
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         417 $         374 $        344
 Servicing                                        0             0            0
Commissions                                       0             0            0
Other                                             2             0            1
                                        ------------  ------------ ------------
 Total non-interest revenues          $         419 $         374 $        345

Interest revenue                              1,150         1,127        1,050
Interest expense                                445           448          413
                                        ------------  ------------ ------------
 Net interest income                            705           679          637

Provision for consumer loan losses              409           387          380
                                        ------------  ------------ ------------
 Net credit income                              296           292          257
                                        ------------  ------------ ------------
 Net revenues                         $         715 $         666 $        602
                                        ------------  ------------ ------------

Compensation and benefits                       119           121          111
Occupancy and equipment                          14            14           13
Brokerage, clearing and exchange fees             0             0            0
Info processing and communications              115           109          115
Marketing and business development              173           171          205
Professional services                             8            14           12
Other                                            83            72           68
                                        ------------  ------------ ------------
 Total non-interest expenses          $         512 $         501 $        524
                                        ------------  ------------ ------------

Income before income taxes                      203           165           78
Income tax expense                               74            64           30
                                        ------------  ------------ ------------
Net income                            $         129 $         101 $         48
                                        ============  ============ ============

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                             8/31/95
                                        ------------
Fees:
 Merchant and cardmember              $         320
 Servicing                                        0
Commissions                                       0
Other                                             1
                                        ------------
 Total non-interest revenues          $         321

Interest revenue                              1,023
Interest expense                                402
                                        ------------
 Net interest income                            621

Provision for consumer loan losses              266
                                        ------------
 Net credit income                              355
                                        ------------
 Net revenues                         $         676
                                        ------------

Compensation and benefits                       105
Occupancy and equipment                          12
Brokerage, clearing and exchange fees             0
Info processing and communications              106
Marketing and business development              165
Professional services                            11
Other                                            73
                                        ------------
 Total non-interest expenses          $         472
                                        ------------

Income before income taxes                      204
Income tax expense                               76
                                        ------------
Net income                            $         128
                                        ============

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
MSDWD

Period end common shares outstanding    594,708,971   573,623,434           4%
Book value per common share           $       22.11 $       18.17          22%
Shareholder's equity (millions)       $      13,956 $      11,565          21%
Total capital (millions) (1)          $      33,577 $      31,019           8%

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives               9,946         9,093           9%
 Dean Witter client assets            $         302 $         254          19%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume          $       339.7 $       237.6          43%
  Rank                                            1             1
 Worldwide equity & related issues (3)
  MSDWD global market volume          $        33.5 $        21.9          53%
  Rank                                            1             3

ASSET MANAGEMENT ($billions)

Assets under mgmt and
  administration
Products offered primarily
  to individuals
 Mutual funds
  Equity                              $          69 $          57          21%
  Fixed income                                   52            50           4%
  Money markets                                  29            25          16%
                                        ------------  ------------
  Total mutual funds                            150           132          14%

 ICS Assets                                      14            10          40%
 Other                                           29            28           4%

Products offered primarily to
   institutional clients
 Mutual funds                                    30            25          20%
 Separate accts, pooled vehicle and
  other arrangements                            115            85          35%

Total assets under management         $         338 $         280          21%

Global assets under custody (4)       $         377 $         144         162%

(1) Includes capital units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.
(4) Includes assets subject to Barclays' clients agreeing to convert.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
MSDWD

Period end common shares outstanding    594,708,971   591,895,690          --
Book value per common share           $       22.11 $       20.25           9%
Shareholder's equity (millions)       $      13,956 $      12,787           9%
Total capital (millions) (1)          $      33,577 $      33,417          --

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives               9,946         9,634           3%
 Dean Witter client assets            $         302 $         288           5%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume          $       339.7 $       146.8         131%
  Rank                                            1             3
 Worldwide equity & related issues (3)
  MSDWD global market volume          $        33.5 $        19.6          71%
  Rank                                            1             1

ASSET MANAGEMENT ($billions)

Assets under mgmt and
  administration
Products offered primarily
  to individuals
 Mutual funds
  Equity                              $          69 $          65           6%
  Fixed income                                   52            51           2%
  Money markets                                  29            29          --
                                        ------------  ------------
  Total mutual funds                            150           145           3%

 ICS Assets                                      14            13           8%
 Other                                           29            28           4%

Products offered primarily to
   institutional clients
 Mutual funds                                    30            30          --%
 Separate accts, pooled vehicle and
  other arrangements                            115           109           6%

Total assets under management         $         338 $         325           4%

Global assets under custody (4)       $         377 $         403          (6%)

(1) Includes capital units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.
(4) Includes assets subject to Barclays' clients agreeing to convert.


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

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      20,917 $      20,085           4%
 Average                                     21,186        19,370           9%

Managed consumer loans (1)
 Period end                           $      35,950 $      33,316           8%
 Average                              $      35,298 $      32,666           8%
 Interest yield                              14.79%        14.80%     (0.01 bp)
 Interest spread                              8.58%         8.66%     (0.08 bp)
 Net charge-off rate                          7.21%         6.11%      1.10 bp
 Delinquency rate (over 30 days)              6.98%         7.26%     (0.28 bp)


(1) Includes owned and securitized consumer loans.

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

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Nov 30, 1997  Aug 31, 1997    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      20,917 $      21,493          (3%)
 Average                                     21,186        21,684          (2%)

Managed consumer loans (1)
 Period end                           $      35,950 $      34,868           3%
 Average                              $      35,298 $      34,620           2%
 Interest yield                              14.79%        14.83%     (0.04 bp)
 Interest spread                              8.58%         8.62%     (0.04 bp)
 Net charge-off rate                          7.21%         6.61%      0.60 bp
 Delinquency rate (over 30 days)              6.98%         7.47%     (0.49 bp)

(1) Includes owned and securitized consumer loans.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Twelve Months Ended    Percentage
                                        Nov 30, 1997  Nov 30, 1996    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      20,917 $      20,085           4%
 Average                                     21,285        18,705          14%

Managed consumer loans (1)
 Period end                           $      35,950 $      33,316           8%
 Average                              $      34,619 $      31,036          12%
 Interest yield                              14.83%        14.86%     (0.03 bp)
 Interest spread                              8.66%         8.60%      0.06 bp
 Net charge-off rate                          6.95%         5.43%      1.52 bp
 Delinquency rate (over 30 days)              6.98%         7.26%     (0.28 bp)

General purpose credit card
 transaction volume (in billions)                56            53           6%
General purpose credit card
 accounts (in millions)                          40            39           3%
General purpose credit card
 active accounts (in millions)                   23            24          (4%)
General purpose avg receivables
 per avg active acct (actual $)       $       1,382 $       1,238          12%
NOVUS Network increase in merchant
 locations (in thousands)                       405           419          (3%)

(1) Includes owned and securitized consumer loans.

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